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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 18, 2004

                          BOSTON SCIENTIFIC CORPORATION
                          -----------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                      1-11083                 04-2695240
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(State or other jurisdiction         (Commission              (IRS employer
     of incorporation)               file number)           identification no.)



          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS   01760-1537
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               (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 15, 2004, Boston Scientific Corporation (the "Company") entered into an Underwriting Agreement, dated November 15, 2004, as supplemented by the Terms Agreement, dated November 15, 2004 (as so supplemented, the "Underwriting Agreement"), among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (the "Underwriters"), whereby the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250 million aggregate principal amount of the Company's 4.250% Notes due 2011 and $250 million aggregate principal amount of the Company's 5.125% Notes due 2017 (the "Notes") under the Company's existing shelf registration statement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

            In connection with the offering of the Notes, the Company entered into an Indenture dated as of November 18, 2004, with J.P. Morgan Trust Company, National Association, as trustee, which is attached hereto as Exhibit 4.1. Each of the Notes is represented by a global security, forms of which are attached hereto as Exhibits 4.2 and 4.3.

ITEM 8.01   OTHER EVENTS.

            On November 18, 2004, the Company completed the offering of the Notes under its existing shelf registration statement. The Company plans to use the proceeds of the offering to repay commercial paper borrowings and for other general corporate purposes.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                   DESCRIPTION
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1.1         Underwriting Agreement, dated November 15, 2004, as supplemented by the Terms Agreement, dated November 15, 2004, among Boston Scientific Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC

4.1 Indenture dated as of November 15, 2004 between Boston Scientific Corporation and J.P. Morgan Trust Company, National Association, as trustee

4.2         Form of Global Security for the 4.250% Notes due 2011

4.3         Form of Global Security for the 5.125% Notes due 2017
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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOSTON SCIENTIFIC CORPORATION


Date:   November 18, 2004           By: /s/ Lawrence J. Knopf
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                                        Lawrence J. Knopf
                                        Vice President and Assistant General
                                        Counsel